The Travelers Companies, Inc. Financial Supplement - First Quarter 2026	Exhibit 99.2
 The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.
Index

The Travelers Companies, Inc. Financial Highlights

($ and shares in millions, except for per share data)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Net income	$395	$1,509	$1,888	$2,496	$1,711
Net income per share:
Basic	$1.73	$6.63	$8.37	$11.24	$7.89
Diluted	$1.70	$6.53	$8.24	$11.06	$7.78
Core income	$443	$1,504	$1,867	$2,511	$1,696
Core income per share:
Basic	$1.94	$6.61	$8.27	$11.31	$7.82
Diluted	$1.91	$6.51	$8.14	$11.13	$7.71
Return on equity	5.6%	20.9%	24.7%	31.0%	21.1%
Core return on equity	5.6%	18.8%	22.6%	29.6%	19.7%
Total assets, at period end	$135,977	$138,873	$143,678	$143,708	$142,309
Total equity, at period end	$28,191	$29,518	$31,609	$32,894	$31,986
Book value per share, at period end	$124.43	$131.11	$141.72	$151.21	$150.42
Less: Net unrealized investment gains (losses), net of tax	(14.56)	(13.46)	(8.83)	(6.80)	(11.18)
Adjusted book value per share, at period end	$138.99	$144.57	$150.55	$158.01	$161.60

Weighted average number of common shares outstanding (basic)	226.9	225.9	224.1	220.3	215.2
Weighted average number of common shares outstanding and common stock equivalents (diluted)	230.4	229.3	227.5	224.0	218.4
Common shares outstanding at period end	226.6	225.1	223.0	217.5	212.6
Common stock dividends declared	$241	$252	$250	$244	$238
Common stock repurchased:
Under Board of Directors authorization
Shares	1.0	1.8	2.3	5.8	6.0
Cost	$250	$500	$625	$1,650	$1,800
Other
Shares	0.4	0.3	—	—	0.6
Cost	$108	$57	$3	$3	$185

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Reconciliation of Net Income to Core Income and Earnings per Share to Core Income per Share

($ and shares in millions, except earnings per share)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Net income
Net income	$395	$1,509	$1,888	$2,496	$1,711
Net realized investment (gains) losses, after-tax	48	(5)	(21)	15	(15)
Core income	$443	$1,504	$1,867	$2,511	$1,696
Basic
Net income per share	$1.73	$6.63	$8.37	$11.24	$7.89
Net realized investment (gains) losses, after-tax	0.21	(0.02)	(0.10)	0.07	(0.07)
Core income per share	$1.94	$6.61	$8.27	$11.31	$7.82
Diluted
Net income per share	$1.70	$6.53	$8.24	$11.06	$7.78
Net realized investment (gains) losses, after-tax	0.21	(0.02)	(0.10)	0.07	(0.07)
Core income per share	$1.91	$6.51	$8.14	$11.13	$7.71

Adjustments to net and core income and weighted average shares for net and core income EPS calculations:

Basic and Diluted	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Net income, as reported	$395	$1,509	$1,888	$2,496	$1,711
Participating share-based awards - allocated net income	(3)	(11)	(13)	(19)	(12)
Net income available to common shareholders - basic and diluted	$392	$1,498	$1,875	$2,477	$1,699

Core income, as reported	$443	$1,504	$1,867	$2,511	$1,696
Participating share-based awards - allocated core income	(3)	(11)	(14)	(18)	(12)
Core income available to common shareholders - basic and diluted	$440	$1,493	$1,853	$2,493	$1,684

Common Shares
Basic
Weighted average shares outstanding	226.9	225.9	224.1	220.3	215.2
Diluted
Weighted average shares outstanding	226.9	225.9	224.1	220.3	215.2
Weighted average effect of dilutive securities - stock options and performance shares	3.5	3.4	3.4	3.7	3.2
Diluted weighted average shares outstanding	230.4	229.3	227.5	224.0	218.4

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statement of Income - Consolidated

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Revenues
Premiums	$10,710	$10,921	$11,135	$11,148	$10,605
Net investment income	930	942	1,033	1,054	1,008
Fee income	119	124	127	125	121
Net realized investment gains (losses)	(61)	6	27	(20)	49
Other revenues	112	123	148	125	141
Total revenues	11,810	12,116	12,470	12,432	11,924
Claims and expenses
Claims and claim adjustment expenses	8,006	6,789	6,594	5,832	6,382
Amortization of deferred acquisition costs	1,778	1,802	1,849	1,837	1,766
General and administrative expenses	1,459	1,545	1,572	1,544	1,541
Interest expense	99	99	111	116	116
Total claims and expenses	11,342	10,235	10,126	9,329	9,805
Income before income taxes	468	1,881	2,344	3,103	2,119
Income tax expense	73	372	456	607	408
Net income	$395	$1,509	$1,888	$2,496	$1,711

Other statistics
Effective tax rate on net investment income	17.9%	17.9%	17.8%	17.7%	17.4%
Net investment income (after-tax)	$763	$774	$850	$867	$833

Catastrophes, net of reinsurance:
Pre-tax	$2,266	$927	$402	$95	$761
After-tax	$1,790	$732	$318	$75	$601

Prior year reserve development - favorable:
Pre-tax	$378	$315	$22	$321	$413
After-tax	$297	$249	$16	$253	$325

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Underwriting gain (loss)	$(239)	$808	$1,099	$1,729	$955
Net investment income	763	774	850	867	833
Other income (expense), including interest expense	(81)	(78)	(82)	(85)	(92)
Core income	443	1,504	1,867	2,511	1,696
Net realized investment gains (losses)	(48)	5	21	(15)	15
Net income	$395	$1,509	$1,888	$2,496	$1,711
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	74.2%	61.7%	58.7%	51.8%	59.6%
Underwriting expense ratio	28.3%	28.6%	28.6%	28.4%	29.0%
Combined ratio	102.5%	90.3%	87.3%	80.2%	88.6%
Impact on combined ratio:
Net favorable prior year reserve development	(3.5)%	(2.9)%	(0.2)%	(2.9)%	(3.9)%
Catastrophes, net of reinsurance	21.2%	8.5%	3.6%	0.9%	7.2%
Underlying combined ratio	84.8%	84.7%	83.9%	82.2%	85.3%

(1)  Before policyholder dividends.
(2) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses. These allocations are to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Billing and policy fees and other	$28	$29	$28	$28	$25
Fee income:
Loss and loss adjustment expenses	$45	$45	$48	$48	$48
Underwriting expenses	74	79	79	77	73
Total fee income	$119	$124	$127	$125	$121
Non-insurance general and administrative expenses	$109	$113	$131	$110	$136

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Core Income - Consolidated

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Revenues
Premiums	$10,710	$10,921	$11,135	$11,148	$10,605
Net investment income	930	942	1,033	1,054	1,008
Fee income	119	124	127	125	121
Other revenues	112	123	148	125	141
Total revenues	11,871	12,110	12,443	12,452	11,875
Claims and expenses
Claims and claim adjustment expenses	8,006	6,789	6,594	5,832	6,382
Amortization of deferred acquisition costs	1,778	1,802	1,849	1,837	1,766
General and administrative expenses	1,459	1,545	1,572	1,544	1,541
Interest expense	99	99	111	116	116
Total claims and expenses	11,342	10,235	10,126	9,329	9,805
Core income before income taxes	529	1,875	2,317	3,123	2,070
Income tax expense	86	371	450	612	374
Core income	$443	$1,504	$1,867	$2,511	$1,696
Other statistics
Effective tax rate on net investment income	17.9%	17.9%	17.8%	17.7%	17.4%
Net investment income (after-tax)	$763	$774	$850	$867	$833
Catastrophes, net of reinsurance:
Pre-tax	$2,266	$927	$402	$95	$761
After-tax	$1,790	$732	$318	$75	$601
Prior year reserve development - favorable:
Pre-tax	$378	$315	$22	$321	$413
After-tax	$297	$249	$16	$253	$325

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Statutory underwriting
Gross written premiums	$11,890	$12,225	$12,292	$11,296	$11,750
Net written premiums	$10,515	$11,516	$11,472	$10,856	$10,323
Net earned premiums	$10,710	$10,897	$11,133	$11,146	$10,593
Losses and loss adjustment expenses	7,947	6,731	6,537	5,768	6,310
Underwriting expenses	3,098	3,260	3,239	3,114	3,400
Statutory underwriting gain (loss)	(335)	906	1,357	2,264	883
Policyholder dividends	13	10	12	10	12
Statutory underwriting gain (loss) after policyholder dividends	$(348)	$896	$1,345	$2,254	$871
Other statutory statistics
Reserves for losses and loss adjustment expenses	$58,091	$59,072	$59,620	$59,747	$59,215
Increase (decrease) in reserves	$1,765	$981	$548	$127	$(532)
Statutory capital and surplus	$27,785	$28,364	$29,965	$31,064	$31,063
Net written premiums/surplus (1)	1.57:1	1.55:1	1.48:1	1.43:1	1.42:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Written premiums
Gross	$11,890	$12,251	$12,293	$11,296	$11,765
Ceded	(1,375)	(708)	(820)	(440)	(1,427)
Net	$10,515	$11,543	$11,473	$10,856	$10,338
Earned premiums
Gross	$11,487	$11,749	$11,964	$11,952	$11,438
Ceded	(777)	(828)	(829)	(804)	(833)
Net	$10,710	$10,921	$11,135	$11,148	$10,605

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income - Business Insurance

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Revenues
Premiums	$5,465	$5,545	$5,700	$5,702	$5,493
Net investment income	656	662	727	737	708
Fee income	108	111	114	112	111
Other revenues	82	95	111	91	104
Total revenues	6,311	6,413	6,652	6,642	6,416
Claims and expenses
Claims and claim adjustment expenses	3,705	3,584	3,667	3,198	3,531
Amortization of deferred acquisition costs	917	944	973	962	938
General and administrative expenses	847	875	894	866	912
Total claims and expenses	5,469	5,403	5,534	5,026	5,381
Segment income before income taxes	842	1,010	1,118	1,616	1,035
Income tax expense	159	197	211	324	196
Segment income	$683	$813	$907	$1,292	$839
Other statistics
Effective tax rate on net investment income	17.8%	17.7%	17.7%	17.5%	17.3%
Net investment income (after-tax)	$539	$545	$598	$607	$586
Catastrophes, net of reinsurance:
Pre-tax	$509	$368	$139	$57	$379
After-tax	$402	$291	$110	$44	$299
Prior year reserve development - favorable (unfavorable):
Pre-tax	$74	$79	$(125)	$205	$162
After-tax	$58	$62	$(99)	$162	$127

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income by Major Component and Combined Ratio - Business Insurance

($ in millions, net of tax)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Underwriting gain	$157	$274	$318	$690	$261
Net investment income	539	545	598	607	586
Other income (expense)	(13)	(6)	(9)	(5)	(8)
Segment income	$683	$813	$907	$1,292	$839
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	66.8%	63.7%	63.3%	55.1%	63.3%
Underwriting expense ratio	29.4%	29.9%	29.6%	29.3%	30.5%
Combined ratio	96.2%	93.6%	92.9%	84.4%	93.8%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(1.3)%	(1.4)%	2.2%	(3.6)%	(2.9)%
Catastrophes, net of reinsurance	9.3%	6.7%	2.4%	1.0%	6.9%
Underlying combined ratio	88.2%	88.3%	88.3%	87.0%	89.8%

(1)  Before policyholder dividends.
(2) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses. These allocations are to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Billing and policy fees and other	$4	$5	$4	$4	$4
Fee income:
Loss and loss adjustment expenses	$45	$45	$48	$48	$48
Underwriting expenses	63	66	66	64	63
Total fee income	$108	$111	$114	$112	$111
Non-insurance general and administrative expenses	$91	$93	$112	$89	$107

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Business Insurance

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Statutory underwriting
Gross written premiums	$6,740	$6,359	$6,284	$5,840	$6,791
Net written premiums	$5,698	$5,765	$5,674	$5,514	$5,771
Net earned premiums	$5,465	$5,521	$5,698	$5,700	$5,481
Losses and loss adjustment expenses	3,650	3,530	3,614	3,138	3,463
Underwriting expenses	1,700	1,704	1,654	1,615	1,787
Statutory underwriting gain	115	287	430	947	231
Policyholder dividends	9	5	9	5	8
Statutory underwriting gain after policyholder dividends	$106	$282	$421	$942	$223

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Net written premiums by market
Domestic
Select Accounts	$976	$1,004	$920	$930	$1,006
Middle Market	3,166	3,034	3,232	3,109	3,329
National Accounts	312	329	273	348	343
National Property and Other	720	885	841	666	691
Total Domestic	5,174	5,252	5,266	5,053	5,369
International	524	540	409	461	417
Total	$5,698	$5,792	$5,675	$5,514	$5,786
Net written premiums by product line
Domestic
Workers’ compensation	$950	$821	$792	$786	$980
Commercial automobile	1,030	1,019	1,030	1,017	1,106
Commercial property	873	1,051	961	820	821
General liability	753	878	998	967	847
Commercial multi-peril	1,532	1,486	1,447	1,461	1,580
Other	36	(3)	38	2	35
Total Domestic	5,174	5,252	5,266	5,053	5,369
International	524	540	409	461	417
Total	$5,698	$5,792	$5,675	$5,514	$5,786

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income - Bond & Specialty Insurance

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Revenues
Premiums	$995	$1,021	$1,042	$1,049	$1,018
Net investment income	102	107	116	120	113
Other revenues	6	5	8	8	5
Total revenues	1,103	1,133	1,166	1,177	1,136
Claims and expenses
Claims and claim adjustment expenses	434	418	451	461	441
Amortization of deferred acquisition costs	187	195	197	199	194
General and administrative expenses	205	214	207	217	219
Total claims and expenses	826	827	855	877	854
Segment income before income taxes	277	306	311	300	282
Income tax expense	57	62	61	64	28
Segment income	$220	$244	$250	$236	$254
Other statistics
Effective tax rate on net investment income	18.4%	18.5%	17.7%	18.4%	18.5%
Net investment income (after-tax)	$83	$88	$95	$98	$92
Catastrophes, net of reinsurance:
Pre-tax	$19	$5	$—	$1	$8
After-tax	$15	$4	$—	$1	$7
Prior year reserve development - favorable:
Pre-tax	$67	$81	$43	$30	$65
After-tax	$52	$65	$33	$24	$51

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income by Major Component and Combined Ratio - Bond & Specialty Insurance

($ in millions, net of tax)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Underwriting gain	$133	$154	$150	$132	$159
Net investment income	83	88	95	98	92
Other income	4	2	5	6	3
Segment income	$220	$244	$250	$236	$254
Combined ratio (1)
Loss and loss adjustment expense ratio	43.2%	40.5%	42.9%	43.5%	43.0%
Underwriting expense ratio	39.3%	39.8%	38.7%	39.5%	40.3%
Combined ratio	82.5%	80.3%	81.6%	83.0%	83.3%
Impact on combined ratio:
Net favorable prior year reserve development	(6.7)%	(8.0)%	(4.2)%	(2.8)%	(6.4)%
Catastrophes, net of reinsurance	1.9%	0.5%	—%	0.1%	0.8%
Underlying combined ratio	87.3%	87.8%	85.8%	85.7%	88.9%

(1) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Billing and policy fees and other	$—	$—	$1	$—	$—
Non-insurance general and administrative expenses	$1	$2	$1	$2	$2

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Bond & Specialty Insurance

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Statutory underwriting
Gross written premiums	$1,129	$1,166	$1,160	$1,192	$1,211
Net written premiums	$999	$1,085	$1,080	$1,098	$1,066
Net earned premiums	$995	$1,021	$1,042	$1,049	$1,018
Losses and loss adjustment expenses	430	414	447	457	437
Underwriting expenses	422	434	424	433	676
Statutory underwriting gain (loss)	143	173	171	159	(95)
Policyholder dividends	4	5	3	5	4
Statutory underwriting gain (loss) after policyholder dividends	$139	$168	$168	$154	$(99)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Bond & Specialty Insurance

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Net written premiums by market
Domestic
Management Liability	$553	$589	$613	$571	$572
Surety	333	342	342	337	381
Total Domestic	886	931	955	908	953
International	113	154	125	190	113
Total	$999	$1,085	$1,080	$1,098	$1,066
Net written premiums by product line
Domestic
Fidelity and surety	$394	$400	$407	$395	$447
General liability	440	469	475	458	455
Other	52	62	73	55	51
Total Domestic	886	931	955	908	953
International	113	154	125	190	113
Total	$999	$1,085	$1,080	$1,098	$1,066

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income (Loss) - Personal Insurance

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Revenues
Premiums	$4,250	$4,355	$4,393	$4,397	$4,094
Net investment income	172	173	190	197	187
Fee income	11	13	13	13	10
Other revenues	24	23	29	26	32
Total revenues	4,457	4,564	4,625	4,633	4,323
Claims and expenses
Claims and claim adjustment expenses	3,867	2,787	2,476	2,173	2,410
Amortization of deferred acquisition costs	674	663	679	676	634
General and administrative expenses	396	444	458	448	397
Total claims and expenses	4,937	3,894	3,613	3,297	3,441
Segment income (loss) before income taxes	(480)	670	1,012	1,336	882
Income tax expense (benefit)	(106)	136	205	250	178
Segment income (loss)	$(374)	$534	$807	$1,086	$704
Other statistics
Effective tax rate on net investment income	18.1%	18.0%	18.0%	17.7%	17.1%
Net investment income (after-tax)	$141	$141	$157	$162	$155
Catastrophes, net of reinsurance:
Pre-tax	$1,738	$554	$263	$37	$374
After-tax	$1,373	$437	$208	$30	$295
Prior year reserve development - favorable:
Pre-tax	$237	$155	$104	$86	$186
After-tax	$187	$122	$82	$67	$147

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income (Loss) by Major Component and Combined Ratio - Personal Insurance

($ in millions, net of tax)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Underwriting gain (loss)	$(529)	$380	$631	$907	$535
Net investment income	141	141	157	162	155
Other income	14	13	19	17	14
Segment income (loss)	$(374)	$534	$807	$1,086	$704
Combined ratio (1)
Loss and loss adjustment expense ratio	91.0%	64.0%	56.4%	49.4%	58.8%
Underwriting expense ratio	24.2%	24.4%	24.9%	24.6%	24.1%
Combined ratio	115.2%	88.4%	81.3%	74.0%	82.9%
Impact on combined ratio:
Net favorable prior year reserve development	(5.6)%	(3.6)%	(2.4)%	(1.9)%	(4.5)%
Catastrophes, net of reinsurance	40.9%	12.7%	6.0%	0.8%	9.1%
Underlying combined ratio	79.9%	79.3%	77.7%	75.1%	78.3%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Billing and policy fees and other	$24	$24	$23	$24	$21
Fee income	$11	$13	$13	$13	$10
Non-insurance general and administrative expenses	$6	$6	$5	$6	$14

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Statutory underwriting
Gross written premiums	$4,021	$4,700	$4,848	$4,264	$3,748
Net written premiums	$3,818	$4,666	$4,718	$4,244	$3,486
Net earned premiums	$4,250	$4,355	$4,393	$4,397	$4,094
Losses and loss adjustment expenses	3,867	2,787	2,476	2,173	2,410
Underwriting expenses	976	1,122	1,161	1,066	937
Statutory underwriting gain (loss)	$(593)	$446	$756	$1,158	$747
Policies in force (in thousands)
Automobile	3,118	3,083	3,050	3,025	2,819
Homeowners and Other	5,980	5,882	5,768	5,679	5,449

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Personal Insurance

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Net written premiums by product line
Domestic
Automobile	$1,859	$1,968	$2,062	$1,856	$1,756
Homeowners and Other	1,813	2,520	2,489	2,229	1,730
Total Domestic	3,672	4,488	4,551	4,085	3,486
International	146	178	167	159	—
Total	$3,818	$4,666	$4,718	$4,244	$3,486

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance - Automobile

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Statutory underwriting
Gross written premiums	$1,967	$2,083	$2,177	$1,967	$1,767
Net written premiums	$1,955	$2,074	$2,165	$1,956	$1,756
Net earned premiums	$2,071	$2,091	$2,091	$2,075	$1,892
Losses and loss adjustment expenses	1,270	1,320	1,300	1,393	1,145
Underwriting expenses	444	477	495	458	415
Statutory underwriting gain	$357	$294	$296	$224	$332
Other statistics
Combined ratio (1):
Loss and loss adjustment expense ratio	61.3%	63.1%	62.1%	67.1%	60.6%
Underwriting expense ratio	22.1%	22.2%	22.8%	22.3%	22.3%
Combined ratio	83.4%	85.3%	84.9%	89.4%	82.9%
Impact on combined ratio:
Net favorable prior year reserve development	(6.0)%	(5.0)%	(4.3)%	(3.0)%	(6.3)%
Catastrophes, net of reinsurance	1.9%	1.3%	0.9%	0.2%	0.9%
Underlying combined ratio	87.5%	89.0%	88.3%	92.2%	88.3%
Catastrophes, net of reinsurance:
Pre-tax	$39	$27	$19	$4	$15
After-tax	$30	$22	$15	$3	$12
Prior year reserve development - favorable:
Pre-tax	$125	$104	$89	$61	$120
After-tax	$98	$83	$70	$47	$95

Policies in force (in thousands)	3,118	3,083	3,050	3,025	2,819
Change from prior year quarter	(2.9)%	(3.1)%	(3.4)%	(4.0)%	(9.6)%
Change from prior quarter	(1.0)%	(1.1)%	(1.1)%	(0.8)%	(6.8)%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Billing and policy fees and other	$14	$15	$14	$14	$13
Fee income	$6	$6	$7	$7	$5

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance - Homeowners and Other

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Statutory underwriting
Gross written premiums	$2,054	$2,617	$2,671	$2,297	$1,981
Net written premiums	$1,863	$2,592	$2,553	$2,288	$1,730
Net earned premiums	$2,179	$2,264	$2,302	$2,322	$2,202
Losses and loss adjustment expenses	2,597	1,467	1,176	780	1,265
Underwriting expenses	532	645	666	608	522
Statutory underwriting gain (loss)	$(950)	$152	$460	$934	$415
Other statistics
Combined ratio (1):
Loss and loss adjustment expense ratio	119.2%	64.8%	51.1%	33.6%	57.4%
Underwriting expense ratio	26.3%	26.5%	26.9%	26.7%	25.6%
Combined ratio	145.5%	91.3%	78.0%	60.3%	83.0%
Impact on combined ratio:
Net favorable prior year reserve development	(5.1)%	(2.2)%	(0.7)%	(1.1)%	(3.0)%
Catastrophes, net of reinsurance	78.0%	23.2%	10.7%	1.5%	16.3%
Underlying combined ratio	72.6%	70.3%	68.0%	59.9%	69.7%
Catastrophes, net of reinsurance:
Pre-tax	$1,699	$527	$244	$33	$359
After-tax	$1,343	$415	$193	$27	$283
Prior year reserve development - favorable:
Pre-tax	$112	$51	$15	$25	$66
After-tax	$89	$39	$12	$20	$52

Policies in force (in thousands)	5,980	5,882	5,768	5,679	5,449
Change from prior year quarter	(4.1)%	(4.6)%	(5.5)%	(6.3)%	(8.9)%
Change from prior quarter	(1.3)%	(1.6)%	(1.9)%	(1.5)%	(4.1)%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Billing and policy fees and other	$10	$9	$9	$10	$8
Fee income	$5	$7	$6	$6	$5

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Interest Expense and Other

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Revenues
Other revenues	$—	$—	$—	$—	$—

Claims and expenses
Interest expense	99	99	111	116	116
General and administrative expenses	11	12	13	13	13
Total claims and expenses	110	111	124	129	129

Loss before income tax benefit	(110)	(111)	(124)	(129)	(129)
Income tax benefit	(24)	(24)	(27)	(26)	(28)
Loss	$(86)	$(87)	$(97)	$(103)	$(101)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Consolidated Balance Sheet

($ and shares in millions)	March 31, 2026	December 31, 2025
Assets
Fixed maturities, available for sale, at fair value (amortized cost $93,742 and $91,717; allowance for expected credit losses of $3 and $3)	$90,736	$89,833
Equity securities, at fair value (cost $428 and $457)	591	618
Real estate investments	899	900
Short-term securities	6,660	5,716
Other investments	4,092	4,115
Total investments	102,978	101,182
Cash (including restricted cash of $134 and $132)	615	842
Investment income accrued	801	877
Premiums receivable (net of allowance for expected credit losses of $60 and $58)	11,423	10,992
Reinsurance recoverables (net of allowance for estimated uncollectible reinsurance of $130 and $129)	7,988	7,886
Ceded unearned premiums	1,877	1,283
Deferred acquisition costs	3,587	3,518
Deferred taxes	1,101	887
Contractholder receivables (net of allowance for expected credit losses of $14 and $16)	3,051	3,010
Goodwill	4,060	4,066
Other intangible assets	331	336
Other assets	4,497	4,279
Assets held for sale (1)	—	4,550
Total assets	$142,309	$143,708

Liabilities
Claims and claim adjustment expense reserves	$66,912	$65,737
Unearned premium reserves	22,772	22,431
Contractholder payables	3,065	3,026
Payables for reinsurance premiums	1,123	529
Debt	9,268	9,267
Other liabilities	7,183	7,282
Liabilities held for sale (1)	—	2,542
Total liabilities	110,323	110,814
Shareholders’ equity
Common stock (1,750.0 shares authorized; 212.6 and 217.5 shares issued and outstanding)	26,092	25,910
Retained earnings	56,404	54,931
Accumulated other comprehensive loss	(3,078)	(2,500)
Treasury stock, at cost (582.5 and 575.9 shares)	(47,432)	(45,447)
Total shareholders’ equity	31,986	32,894
Total liabilities and shareholders’ equity	$142,309	$143,708

(1) Amounts relate to the Canadian operations divested by the Company in the first quarter of 2026.

The Travelers Companies, Inc. Investment Portfolio

(at carrying value, $ in millions)	March 31, 2026	Pre-tax Book Yield (1)	December 31, 2025 (2)	Pre-tax Book Yield (1)
Investment portfolio
Taxable fixed maturities	$63,394	4.16%	$63,051	4.11%
Tax-exempt fixed maturities	27,342	3.35%	26,782	3.29%
Total fixed maturities	90,736	3.91%	89,833	3.86%
Non-redeemable preferred stocks	33	2.01%	35	1.64%
Common stocks	558		583
Total equity securities	591		618
Real estate investments	899		900
Short-term securities	6,660	3.78%	5,716	3.86%
Private equities	2,732		2,749
Hedge funds	208		212
Real estate partnerships	821		832
Other investments	331		322
Total other investments	4,092		4,115
Total investments	$102,978		$101,182

Net unrealized investment gains (losses), net of tax, included in shareholders’ equity	$(2,378)		$(1,478)

(1) Yields are provided for those investments with an embedded book yield.

(2)  Excludes $3,347 million of total investments classified as held for sale.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data

(at carrying value, $ in millions)	March 31, 2026		December 31, 2025 (1)
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$3,383		$3,857
Obligations of U.S. states and political subdivisions:
Pre-refunded	369		416
All other	31,611		30,962
Total	31,980		31,378
Debt securities issued by foreign governments	358		312
Mortgage-backed securities - principally obligations of U.S. Government agencies	12,848		13,232
Corporate and all other bonds	42,167		41,054
Total fixed maturities	$90,736		$89,833

Fixed Maturities Quality Characteristics (2)
	March 31, 2026		December 31, 2025 (1)
	Amount	% of Total	Amount	% of Total
Quality Ratings
Aaa	$25,220	27.8%	$24,898	27.7%
Aa	32,538	35.9	33,027	36.7
A	20,512	22.6	19,660	21.9
Baa	11,420	12.5	11,198	12.5
Total investment grade	89,690	98.8	88,783	98.8
Ba	839	1.0	812	1.0
B	182	0.2	205	0.2
Caa and lower	25	—	33	—
Total below investment grade	1,046	1.2	1,050	1.2
Total fixed maturities	$90,736	100.0%	$89,833	100.0%
Average weighted quality	Aa3, AA-		Aa2, AA
Weighted average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.9		4.7

(1)  Excludes $3,243 million of fixed maturities classified as held for sale.

(2) Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Gross investment income
Fixed maturities	$812	$833	$874	$914	$899
Short-term securities	57	55	73	68	75
Other	76	67	101	82	47
	945	955	1,048	1,064	1,021
Investment expenses	15	13	15	10	13
Net investment income, pre-tax	930	942	1,033	1,054	1,008
Income taxes	167	168	183	187	175
Net investment income, after-tax	$763	$774	$850	$867	$833

Effective tax rate	17.9%	17.9%	17.8%	17.7%	17.4%

Average invested assets (1) (2)	$101,000	$102,173	$105,655	$107,932	$106,666

Average yield pre-tax (1)	3.7%	3.7%	3.9%	3.9%	3.8%
Average yield after-tax	3.0%	3.0%	3.2%	3.2%	3.1%

(1)  Excludes net unrealized investment gains (losses), and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

(2) Includes $3,347 million of invested assets classified as held for sale as of December 31, 2025.

The Travelers Companies, Inc. Net Realized Investment Gains (Losses) and Net Unrealized Investment Gains (Losses) included in Shareholders' Equity

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Net realized investment gains (losses)
Fixed maturities	$(31)	$(17)	$(2)	$(19)	$(22)
Equity securities	(22)	20	39	8	1
Other (1)	(8)	3	(10)	(9)	70
Realized investment gains (losses) before tax	(61)	6	27	(20)	49
Related taxes	(13)	1	6	(5)	34
Net realized investment gains (losses)	$(48)	$5	$21	$(15)	$15

Gross investment gains	$4	$41	$45	$13	$277
Gross investment losses before impairments	(63)	(35)	(18)	(33)	(225)
Net investment gains (losses) before impairments	(59)	6	27	(20)	52
Net impairment (charges) recoveries	(2)	—	—	—	(3)
Net realized investment gains (losses) before tax	(61)	6	27	(20)	49
Related taxes	(13)	1	6	(5)	34
Net realized investment gains (losses)	$(48)	$5	$21	$(15)	$15

($ in millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Net unrealized investment gains (losses), net of tax, included in shareholders’ equity, by asset type
Fixed maturities	$(4,171)	$(3,833)	$(2,481)	$(1,859)	$(3,003)
Other	(1)	2	(3)	(3)	(5)
Unrealized investment gains (losses) before tax	(4,172)	(3,831)	(2,484)	(1,862)	(3,008)
Related taxes	(873)	(800)	(514)	(384)	(630)
Balance, end of period	$(3,299)	$(3,031)	$(1,970)	$(1,478)	$(2,378)

(1)  Other net realized investment gains in the first quarter of 2026 were driven by net realized investment gains related to the Canadian operations divested by the Company in the first quarter of 2026.

The Travelers Companies, Inc. Reinsurance Recoverables

($ in millions)	March 31, 2026	December 31, 2025
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses (1)	$4,364	$4,352
Gross structured settlements (2)	2,279	2,469
Mandatory pools and associations (3)	1,475	1,485
Gross reinsurance recoverables (4)	8,118	8,306
Allowance for estimated uncollectible reinsurance (5)	(130)	(135)
Less amounts classified as held for sale	—	285
Net reinsurance recoverables	$7,988	$7,886

(1)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in gross reinsurance recoverables is as follows:

Reinsurer	A.M. Best Rating of Group's Predominant Reinsurer	March 31, 2026
Swiss Re Group	A+ second highest of 16 ratings	$658
Berkshire Hathaway	A++ highest of 16 ratings	411
Munich Re Group	A+ second highest of 16 ratings	363
Sompo Group	A+ second highest of 16 ratings	236
Fairfax Financial Group	A+ second highest of 16 ratings	220

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, over half is attributable to 10 reinsurer groups.

(2)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amounts due from the life insurance company related to the structured settlement are included in both the claims and claim adjustment expense reserves and reinsurance recoverables in the Company’s consolidated balance sheet, as the Company retains the liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups included in gross structured settlements is as follows:

Group	A.M. Best Rating of Group's Predominant Insurer	March 31, 2026
Fidelity & Guaranty Life Group	A third highest of 16 ratings	$628
Genworth Financial Group	B- eighth highest of 16 ratings	312
Symetra Financial Corporation	A third highest of 16 ratings	160
Brighthouse Financial, Inc.	A third highest of 16 ratings	158
John Hancock Group	A+ second highest of 16 ratings	152

(3)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

(4) Of the total reinsurance recoverables at March 31, 2026, after deducting mandatory pools and associations and before allowances for estimated uncollectible reinsurance, $5.97 billion, or 90%, were rated by A.M. Best Company.  The Company utilizes updated A.M. Best credit ratings on a quarterly basis when determining the allowance. Of the total rated by A.M. Best Company, 94% were rated A- or better.  The remaining 10% of reinsurance recoverables comprised the following:  5% related to captive insurance companies, 1% related to voluntary pools and 4% were balances from other companies not rated by A.M. Best Company.  Certain of the Company's reinsurance recoverables are collateralized by letters of credit, funds held or trust agreements.

(5) The Company reports its reinsurance recoverables net of an allowance for estimated uncollectible reinsurance. The allowance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, disputes, applicable coverage defenses and other relevant factors.  For structured settlements, the allowance is also based upon the Company’s ongoing review of life insurers’ creditworthiness and estimated amounts of coverage that would be available from state guaranty funds if a life insurer defaults. A probability-of-default methodology which reflects current and forecasted economic conditions is used to estimate the amount of uncollectible reinsurance due to credit-related factors and the estimate is reported in an allowance for estimated uncollectible reinsurance. The allowance also includes estimated uncollectible amounts related to dispute risk with reinsurers.

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Statutory Reserves for Losses and Loss Adjustment Expenses
Business Insurance
Beginning of period	$42,909	$43,742	$44,477	$45,148	$45,383
Incurred	3,650	3,530	3,614	3,138	3,463
Paid	(2,847)	(2,890)	(2,915)	(2,912)	(2,635)
Foreign exchange and other (1)	30	95	(28)	9	(612)
End of period	$43,742	$44,477	$45,148	$45,383	$45,599
Bond & Specialty Insurance
Beginning of period	$4,938	$5,072	$5,249	$5,304	$5,367
Incurred	430	414	447	457	437
Paid	(325)	(307)	(372)	(396)	(336)
Foreign exchange and other (1)	29	70	(20)	2	(137)
End of period	$5,072	$5,249	$5,304	$5,367	$5,331
Personal Insurance
Beginning of period	$8,479	$9,277	$9,346	$9,168	$8,997
Incurred	3,867	2,787	2,476	2,173	2,410
Paid	(3,069)	(2,767)	(2,635)	(2,357)	(2,213)
Foreign exchange and other (1)	—	49	(19)	13	(909)
End of period	$9,277	$9,346	$9,168	$8,997	$8,285
Total
Beginning of period	$56,326	$58,091	$59,072	$59,620	$59,747
Incurred	7,947	6,731	6,537	5,768	6,310
Paid	(6,241)	(5,964)	(5,922)	(5,665)	(5,184)
Foreign exchange and other (1)	59	214	(67)	24	(1,658)
End of period	$58,091	$59,072	$59,620	$59,747	$59,215
Prior Year Reserve Development: Unfavorable (Favorable)
Business Insurance
Asbestos	$—	$—	$277	$—	$—
All other	(74)	(79)	(152)	(205)	(162)
Total Business Insurance (2)	(74)	(79)	125	(205)	(162)
Bond & Specialty Insurance	(67)	(81)	(43)	(30)	(65)
Personal Insurance	(237)	(155)	(104)	(86)	(186)
Total	$(378)	$(315)	$(22)	$(321)	$(413)

(1)  The amount for 1Q2026 includes the impact of net reserves disposed of related to the Canadian operations divested by the Company in the first quarter of 2026.
(2)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Asbestos Reserves

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Asbestos reserves
Beginning reserves:
Gross	$1,708	$1,636	$1,555	$1,798	$1,700
Ceded	(370)	(357)	(318)	(352)	(345)
Net	1,338	1,279	1,237	1,446	1,355
Incurred losses and loss expenses:
Gross	—	—	327	—	—
Ceded	—	—	(50)	—	—
Paid loss and loss expenses:
Gross	72	83	84	98	77
Ceded	(13)	(39)	(16)	(8)	(15)
Foreign exchange and other:
Gross	—	2	—	—	—
Ceded	—	—	—	(1)	—
Ending reserves:
Gross	1,636	1,555	1,798	1,700	1,623
Ceded	(357)	(318)	(352)	(345)	(330)
Net	$1,279	$1,237	$1,446	$1,355	$1,293

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Capitalization

($ in millions)	March 31, 2026	December 31, 2025
Debt
Short-term debt
Commercial paper	$100	$100
7.75% Senior notes due April 15, 2026	200	200
Total short-term debt	300	300
Long-term debt
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
5.05% Senior notes due July 24, 2035 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
4.30% Senior notes due August 25, 2045 (1)	400	400
8.50% Junior subordinated debentures due December 15, 2045	56	56
3.75% Senior notes due May 15, 2046 (1)	500	500
8.312% Junior subordinated debentures due July 1, 2046	73	73
4.00% Senior notes due May 30, 2047 (1)	700	700
4.05% Senior notes due March 7, 2048 (1)	500	500
4.10% Senior notes due March 4, 2049 (1)	500	500
2.55% Senior notes due April 27, 2050 (1)	500	500
3.05% Senior notes due June 8, 2051 (1)	750	750
5.45% Senior notes due May 25, 2053 (1)	750	750
5.70% Senior notes due July 24, 2055 (1)	750	750
Total long-term debt	9,054	9,054
Unamortized fair value adjustment	31	31
Unamortized debt issuance costs	(117)	(118)
	8,968	8,967
Total debt	9,268	9,267
Common equity (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	34,364	34,372
Total capital (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	$43,632	$43,639
Total debt to capital (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	21.2%	21.2%

(1)  Redeemable anytime with “make-whole” premium.
See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statutory Capital and Surplus to GAAP Shareholders' Equity Reconciliation

($ in millions)	March 31, 2026 (1)	December 31, 2025
Statutory capital and surplus	$31,063	$31,064
GAAP adjustments
Goodwill and intangible assets	3,430	3,640
Investments	(2,291)	(1,238)
Noninsurance companies	(4,907)	(4,876)
Deferred acquisition costs	3,449	3,478
Deferred federal income tax	(111)	(446)
Current federal income tax	(7)	(6)
Reinsurance recoverables	160	41
Furniture, equipment & software	877	948
Agents balances	224	182
Other	99	107
Total GAAP adjustments	923	1,830
GAAP shareholders’ equity	$31,986	$32,894

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statement of Cash Flows

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Cash flows from operating activities
Net income	$395	$1,509	$1,888	$2,496	$1,711
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	61	(6)	(27)	20	(49)
Depreciation and amortization	188	164	166	162	193
Deferred federal income tax expense (benefit)	31	(83)	320	(58)	51
Amortization of deferred acquisition costs	1,778	1,802	1,849	1,837	1,766
Equity in income from other investments	(53)	(42)	(74)	(57)	(23)
Premiums receivable	(459)	(438)	412	370	(434)
Reinsurance recoverables	(97)	78	(250)	132	(108)
Deferred acquisition costs	(1,822)	(1,917)	(1,877)	(1,757)	(1,837)
Claims and claim adjustment expense reserves	1,818	725	845	(88)	1,211
Unearned premium reserves	419	495	331	(661)	351
Other	(899)	47	644	289	(634)
Net cash provided by operating activities	1,360	2,334	4,227	2,685	2,198
Cash flows from investing activities
Proceeds from maturities of fixed maturities	2,801	3,071	2,886	2,902	3,014
Proceeds from sales of investments:
Fixed maturities	253	348	178	53	251
Equity securities	68	32	31	29	52
Other investments	63	79	68	111	60
Purchases of investments:
Fixed maturities	(4,296)	(4,847)	(5,376)	(4,252)	(5,356)
Equity securities	(25)	(35)	(34)	(32)	(25)
Real estate investments	(7)	(6)	(10)	(25)	(12)
Other investments	(96)	(80)	(86)	(84)	(69)
Net sales (purchases) of short-term securities	239	(215)	(2,051)	1,082	(945)
Securities transactions in the course of settlement	308	64	(4)	(224)	430
Proceeds from the divestiture of the Canadian business	—	—	—	—	2,384
Other	(116)	(127)	(155)	(135)	(119)
Net cash used in investing activities	(808)	(1,716)	(4,553)	(575)	(335)

The Travelers Companies, Inc. Statement of Cash Flows (Continued)

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026
Cash flows from financing activities
Treasury stock acquired - share repurchase authorizations	(250)	(500)	(619)	(1,635)	(1,785)
Treasury stock acquired - net employee share-based compensation	(102)	(22)	(1)	(2)	(149)
Dividends paid to shareholders	(240)	(250)	(247)	(242)	(237)
Issuance of debt	—	—	1,233	—	—
Issuance of common stock - employee share options	57	70	36	51	86
Net cash provided by (used in) financing activities	(535)	(702)	402	(1,828)	(2,085)
Effect of exchange rate changes on cash and restricted cash	8	19	(6)	2	(5)
Net increase (decrease) in cash and restricted cash	25	(65)	70	284	(227)
Cash and restricted cash at beginning of period	699	724	659	729	842
Less amounts classified as held for sale at end of period	—	—	—	171	—
Cash and restricted cash at end of period	$724	$659	$729	$842	$615
Supplemental disclosure of cash flow information
Income taxes paid	$24	$538	$194	$518	$12
Interest paid	$61	$136	$60	$136	$94

The Travelers Companies, Inc. Glossary of Financial Measures and Description of Reportable Business Segments
The following measures are used by the Company’s management to evaluate financial performance against historical results, to establish performance targets on a consolidated basis, and for other reasons as discussed below.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, included in shareholders’ equity, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Core income (loss) is consolidated net income (loss) excluding the after-tax impact of net realized investment gains (losses), discontinued operations, the effect of a change in tax laws and tax rates at enactment, and cumulative effect of changes in accounting principles when applicable.  Segment income (loss) is determined in the same manner as core income (loss) on a segment basis.  Management uses segment income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider core income (loss) when analyzing the results and trends of insurance companies.  Core income (loss) per share is core income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net realized investment gains (losses), net of tax, net unrealized investment gains (losses), net of tax, included in shareholders’ equity for the periods presented and the effect of a change in tax laws and tax rates at enactment (excluding the portion related to net unrealized investment gains (losses)).  Adjusted average shareholders’ equity is (a) the sum of total adjusted shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.

Reconciliation of Shareholders’ Equity to Adjusted Shareholders’ Equity

	As of
($ in millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Shareholders’ equity	$28,191	$29,518	$31,609	$32,894	$31,986
Adjustments:
Net unrealized investment (gains) losses, net of tax, included in shareholders’ equity	3,299	3,031	1,970	1,478	2,378
Net realized investment (gains) losses, net of tax	48	43	22	37	(15)
Adjusted shareholders’ equity	$31,538	$32,592	$33,601	$34,409	$34,349
Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Core return on equity is the ratio of annualized core income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss designated, or reasonably expected by the Company to be designated, a catastrophe by one or more industry recognized organizations that track and report on insured losses resulting from catastrophic events, such as Property Claim Services (PCS) for events in the United States and Canada. Catastrophes can be caused by various natural events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis, volcanic eruptions and other naturally-occurring events, such as solar flares. Catastrophes can also be man-made, such as terrorist attacks and other intentionally destructive acts including those involving nuclear, biological, chemical and radiological events, cyber events, explosions and destruction of infrastructure.  Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount.  Their effects are included in net and core income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  The Company’s threshold for disclosing catastrophes is primarily determined at the reportable segment level. If a threshold for one segment or a combination thereof is reached and the other segments have losses from the same event, losses from the event are identified as catastrophe losses in the segment results and for the consolidated results of the Company.  Additionally, an aggregate threshold is applied for international business across all reportable segments. The threshold for 2026 ranges from $20 million to $30 million of losses before reinsurance and taxes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and core income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

The Travelers Companies, Inc. Glossary of Financial Measures and Description of Reportable Business Segments
Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premiums and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees and other, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.  Underlying combined ratio is the combined ratio adjusted to exclude the impact of prior year reserve development and catastrophes, net of reinsurance.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments, net of tax, included in shareholders’ equity is the ratio of debt to total capital excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - Business Insurance offers a broad array of property and casualty insurance products and services to its customers, primarily in the United States, as well as in the United Kingdom, the Republic of Ireland and throughout other parts of the world, including as a corporate member of Lloyd’s.  Business Insurance is organized as follows:  Select Accounts; Middle Market including Commercial Accounts, Construction, Technology & Life Sciences, Public Sector Services, Energy, Excess Casualty, Inland Marine, Ocean Marine, and Boiler & Machinery; National Accounts; National Property and Other including National Property, Northland Transportation, Agribusiness, Northfield and National Programs; and International, including Global Services and a 20% quota-share reinsurance agreement with subsidiaries of Fidelis Insurance Holdings Limited.  Business Insurance also includes Simply Business, a leading provider of small business insurance policies primarily in the United Kingdom, and Business Insurance Other, which primarily comprises the Company’s asbestos and environmental liabilities and other runoff operations, including certain assumed reinsurance arrangements.

Bond & Specialty Insurance - Bond & Specialty Insurance offers surety, fidelity, management liability, professional liability, and other property and casualty coverages and related risk management services to its customers, primarily in the United States, and certain surety and/or specialty insurance products in Canada, the United Kingdom, the Republic of Ireland and Brazil (through a joint venture as described below), in each case utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety bonds for construction and general commercial enterprises; management liability coverages including directors’ and officers’ liability, employment practices liability, fidelity liability, fiduciary liability and cyber risk for public corporations, private companies, not-for-profit organizations and financial institutions; professional liability coverage for a variety of professionals including, among others, lawyers and design professionals; in the United States only, property, workers’ compensation, auto and general liability for financial institutions; and transactional liability coverages to public and private companies.

Bond & Specialty Insurance’s surety business in Brazil is conducted through Junto Holding Brasil S.A. (Junto). The Company owns 49.5% of Junto, a market leader in surety coverages in Brazil. This joint venture investment is accounted for using the equity method and is included in “other investments” on the consolidated balance sheet.

Personal Insurance - Personal Insurance offers a broad range of property and casualty insurance products and services in the United States covering individuals’ personal risks. The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.